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                                                                  Exhibit 10.25

                      AMENDMENT TO REIMBURSEMENT AGREEMENT

                         AND RATIFICATION OF GUARANTIES

               THIS AMENDMENT TO REIMBURSEMENT AGREEMENT AND RATIFICATION OF GUARANTIES (this "Amendment") is made as of the 3rd day of November, 1998, by and among EL CONQUISTADOR PARTNERSHIP L.P., a Delaware limited partnership, having an address at 1000 El Conquistador Avenue, Las Croabas, Fajardo, Puerto Rico 00738 ("Borrower"), PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation. having an address at 590 Madison Avenue, New York, New York 10022 ("Guarantor"), and CITICORP REAL ESTATE, INC., a Delaware corporation, having an address at 599 Lexington Avenue, New York, New York 10043 ("Lender").

                                    RECITALS:

        A. Lender is the owner and holder of certain reimbursement obligations in the principal amount of $90,000,000 (collectively, the "Reimbursement Obligations") which are outstanding pursuant to that certain Letter of Credit and Reimbursement Agreement, dated as of February 7, 1991, by and between The Bank of Tokyo-Mitsubishi, Ltd. (f/k/a The Mitsubishi Bank, Limited) ("BTM") and the Borrower (as amended by the Modification Agreement (as hereinafter defined) and as otherwise heretofore amended, the "Reimbursement Agreement").

        B. The Reimbursement Obligations are secured, in part, by certain Collateral Pledge Agreements more particularly described in the Reimbursement Agreement and by certain other notes, deeds of mortgage, assignments, guaranties and other documents and instruments executed in connection with the Reimbursement Agreement (including those documents executed in connection with that certain Assignment and Modification Agreement dated as of August 3, 1998 by and among the Borrower, the Lender, the Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority, Banco Popular de Puerto Rico, as trustee, and BTM (the "Modification Agreement")) or otherwise with respect to the Reimbursement Obligations. The term "L/C Documents", as used herein, shall have the meaning ascribed thereto in the Reimbursement Agreement.

        C. The Reimbursement Obligations are guaranteed by Guarantor pursuant to a Guaranty dated as of August 3, 1998 in favor of Lender (the "Patriot Guaranty") and that certain Guaranty, dated as of May 5, 1992, made by WMS Industries Inc., Hugh Andrews, Burton I. Koffman and Richard E. Koffman for the benefit of BTM, as assumed in part by Guarantor pursuant to that certain Assumption of Guaranty, dated as of March 31, 1998, executed by Guarantor, and that certain guaranty by Guarantor dated as of March 31, 1998 to assume the obligations of KGC under paragraph 4 of the First Amendment to Letter of Credit and Reimbursement Agreement



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



(the "Deficiency Loan Guaranty"; the Patriot Guaranty and the Deficiency Loan Guaranty are hereinafter sometimes collectively referred to as the "Guaranties").

        D. The Reimbursement Obligations are due and payable in full no later than November 3, 1998 (the "Initial Maturity Date") and Borrower has requested that Lender extend the Initial Maturity Date to January 29, 1999 (the "Extended Maturity Date") notwithstanding the fact that the conditions to extension of the Initial Maturity Date as set forth in the Reimbursement Agreement have not been satisfied; and

        E. Lender has agreed to extend the Initial Maturity Date to the Extended Maturity Date but only on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

        1. Recitals; Definitions. The recitals set forth herein are true and accurate and are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Reimbursement Agreement.

        2. Maturity Date. Section 1 of the Reimbursement Agreement is hereby amended to delete the term "Maturity Date" and to substitute the following in lieu thereof:

         MATURITY DATE shall mean the earlier to occur of (a) January 29, 1999, or (b) any earlier date on which the entire Reimbursement Amount is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other L/C Documents.

        Notwithstanding anything to the contrary contained in the Reimbursement Agreement, Borrower shall not be entitled to any further extension of the Maturity Date beyond January 29, 1999.

        3. Reserves. Notwithstanding any provision of the Reimbursement Agreement or in the Replacement Reserve Agreement, Debt Service Reserve Agreements or Required Repair Reserve Agreement, each dated as of August 3, 1998, between Borrower and Lender, on or before the date hereof and as a condition to the extension of the Initial Maturity Date to the Extended Maturity Date, Borrower has caused the cash balances in each of the following escrows and reserves to equal the amounts set forth below:


Tax escrow established pursuant to
Section 7(uu) of the Reimbursement
Agreement                                        $3,268,176

Replacement Reserve Fund created
pursuant to the Replacement Reserve
Agreement                                          $0.00




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

Debt Service Reserve Fund pursuant to
the Debt Service Reserve Agreement               $1,725,000

Debt Service Reserve Fund pursuant to
the Debt Service Reserve Agreement (re
GDB Loan)                                        $525,000


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


        4. Net Proceeds.

               a. Deposit. Prior to the date hereof, Borrower has received $3,285,575 in insurance proceeds with respect to damage to the Hotel caused by Hurricane Georges (the "Hurricane Damage"). Of such amount, $3,285,575 has been applied by Borrower in accordance with Draw Request No. 1 and $0.00 (the "Deposited Amount") has been deposited by Borrower with Lender as Net Proceeds arising as a result of the Hurricane Damage. Guarantor, Lender and other loss payees are parties to an Insurance Escrow Agreement (the "Insurance Agreement") dated as of October 29, 1998 which requires, among other things, that all additional funds, based on the Borrower's Allocable Share (as set forth in the Insurance Agreement), payable with respect to the Hurricane Damage to the Hotel (collectively, the "Additional Deposits," and together with the Deposited Amount, the "Net Proceeds Reserve") shall be disbursed to Lender for deposit and disbursement in accordance with the Disbursement Procedures (as hereinafter defined). The foregoing notwithstanding and provided that no Event of Default or Default shall have occurred and be continuing, Lender agrees that upon receipt of written request from Borrower and Guarantor, Lender shall disburse $1,875,571 from Additional Deposits made after the date hereof (the "Available Insurance Funds") to or as directed by Guarantor to be applied to repay a portion of the loan made by Guarantor to Borrower on the date hereof in the amount of $3,308,917 (the "Patriot Subordinated Loan"). Borrower and Guarantor acknowledge and agree that the Patriot Subordinated Loan is unsecured, may be repaid only from and to the extent of any Available Insurance Funds and from any Available Tax Funds (as hereinafter defined) as



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


provided in Section 7 hereof and, subject to repayment as provided herein, is fully subordinated to the Reimbursement Obligations in all respects.

               b. Net Proceeds Reserve Fund. Upon receipt of the Deposited Amount and each of the Additional Deposits, Lender shall deposit the same in an interest-bearing escrow account (the "Net Proceeds Reserve Fund"). Borrower hereby acknowledges and confirms that (i) the Net Proceeds Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender; (ii) Lender or its designee shall have the sole right to make withdrawals from the Net Proceeds Reserve; and (iii) Lender shall have no responsibility or liability for the amount of interest earned on the Net Proceeds Reserve. All interest earned from investment of the funds deposited in the Net Proceeds Reserve Fund shall be credited to the Net Proceeds Reserve Fund. Borrower shall include and report such interest in its income for Federal, state, commonwealth and local income and franchise tax purposes.

               c. Security Interest. As additional security for the payment of the Reimbursement Obligations and all other sums due under the L/C Documents and the performance by Borrower of its obligations thereunder, Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest (to the extent Lender maintains possession of same) in and to and a first lien upon, the Net Proceeds Reserve Fund and the Net Proceeds Reserve; provided that, Lender shall make disbursements from the Net Proceeds Reserve in accordance with the Disbursement Procedures.



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

               d. Net Proceeds Default. Borrower shall be in default under the Reimbursement Agreement if it fails to make when due any Additional Deposit or other payment required pursuant to the Disbursement Procedures. Upon the occurrence of such a default and during the continuance thereof, in addition to the remedies specified in the Reimbursement Agreement, Lender shall be able to exercise all of its rights and remedies under any or all of the L/C Documents. If Borrower defaults on any payment due under the Reimbursement Agreement or any of the other L/C Documents, or if Borrower defaults under any other provision in the L/C Documents, then, upon any such default and during the continuance thereof, Borrower shall not be entitled to receive any funds from the Net Proceeds Reserve Fund and Lender may, in its sole and absolute discretion, use the Net Proceeds Reserve (or any portion thereof) for any purpose permitted under the L/C Documents, including, but not limited to (i) payment of all or any portion of the Reimbursement Obligations and other amounts due under the L/C Documents; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default; and/or (iii) payment of any amount expended in exercising any of the rights and remedies available to Lender under the L/C Documents, at law or in equity, all in such order, proportion and priority as Lender may determine in its sole and absolute discretion. Lender's right to withdraw and apply the Net Proceeds Reserve Fund as provided herein shall be in addition to all other rights and remedies provided to Lender under the L/C Documents at law or in equity.



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



               e. Insufficient Funds in the Net Proceeds Reserve Fund. The insufficiency of any balance in the Net Proceeds Reserve Fund for the completion of the Restoration (as defined on Schedule 1 hereto) shall not relieve Borrower from its obligations under the Reimbursement Agreement or any of the other L/C Documents.

        5. Restoration After Casualty.

               a. Proceeds Made Available. Notwithstanding anything to the contrary contained in the Reimbursement Agreement or in any of the other L/C Documents, the Net Proceeds Reserve shall be disbursed in accordance with the terms, provisions and conditions set forth in Schedule 1 attached hereto and made a part hereof (collectively, the "Disbursement Procedures") or as may otherwise be approved by Lender in its sole and absolute discretion.

               b. Lender's Costs and Expenses. Borrower acknowledges that Lender may deduct Lender's reasonable costs and expenses of collecting the Net Proceeds, including, without limitation, attorneys fees and expenses, from the Net Proceeds Reserve Fund.

               c. Re-Opening for Business. Borrower's failure to cause, on or before December 31, 1998, all guest rooms, the casino, pool and other amenities of the Hotel to be fully re-open so as to permit Borrower to conduct its business in the manner in which such business was conducted prior to the Hurricane Damage shall constitute an Event of Default under the

Reimbursement Agreement without notice or demand and without the benefit of any grace period provided for in any L/C Document.

               d. Project Schedule. Borrower's failure to deliver to Lender, on or before November 30, 1998, a detailed project schedule for completion of the Restoration, which schedule must be consistent with Borrower's obligation to re-open for business as provided in Paragraph 5(c) above, shall constitute an Event of Default under the Reimbursement Agreement without notice or demand and without the benefit of any grace period provided for in any L/C Document.

        6. Insurance Reserve.

               a. Deposits. Borrower has deposited with Lender the amount of $2,000,000.00 (the "Initial Insurance Deposit") as additional collateral for payment of all costs incurred or required in connection with completion of the Restoration. Borrower shall deposit with Lender an additional $5,500,000 in two installments of $1,833,333.33 and one installment of $1,833,333.34 (each, an "Additional Insurance Deposit") on each of December 1, 1998, December 22, 1998 and January 12, 1999, respectively (each, an "Insurance Reserve Deposit Date"). The Initial Insurance Deposit and Additional Insurance Deposits are collectively referred to herein as the "Insurance Reserve". No portion of the Insurance Reserve shall be advanced to Borrower except upon satisfaction of each of the following conditions (collectively, the "Termination Conditions"): (i) no Event of Default or Default shall exist and (ii) Borrower shall have satisfied, or with an application of the funds in the Insurance Reserve shall satisfy, all of the requirements for the final Disbursement for the Restoration as required in
Schedule 1 hereto. Borrower's failure to deposit with Lender any Additional Insurance Deposit on the applicable Insurance Reserve Deposit Date shall constitute an Event of Default under the Reimbursement Agreement without notice or demand and without the benefit of any grace period provided for in any L/C Document.

               b. Insurance Reserve Fund. Lender shall deposit the Insurance Reserve in an interest-bearing escrow account (the "Insurance Reserve Fund"). Borrower hereby acknowledges and confirms that (i) the Insurance Reserve shall not constitute a trust fund and may be commingled with other monies held by Lender; (ii) Lender or its designee shall have the sole right to make withdrawals from the Insurance Reserve Fund; and (iii) Lender shall have no responsibility or liability for the amount of interest earned on the Insurance Reserve. All interest earned from investment of the funds deposited in the Insurance Reserve Fund shall be credited to the Insurance Reserve Fund. Borrower shall include and report such interest in its income for Federal, state, commonwealth and local income and franchise tax purposes.

               c. Security Interest. As additional security for the payment of all sums due under the L/C Documents and the performance by Borrower of its obligations thereunder, Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest (to the extent Lender maintains possession of same) in and to and a first lien upon, the Insurance Reserve Fund and the Insurance Reserve.

               d. Default. If Borrower defaults on any payment due under the Reimbursement Agreement or any of the other L/C Documents, or if Borrower defaults under any other provision in the L/C Documents, then, upon any such default and during the continuance thereof, Borrower shall not be entitled to receive any funds from the Insurance Reserve and Lender may, in its sole and absolute discretion, use the Insurance Reserve (or any portion thereof) for any purpose permitted under the L/C Documents, including, but not limited to (i) payment of all or any portion of the Reimbursement Obligations and other amounts due under the L/C Documents; provided, however, that such application of funds shall not cure or be deemed to cure any default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default; and/or (iii) payment of any amount expended in exercising any of the rights and remedies available to Lender at law or in equity or under the L/C Documents, all in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Insurance Reserve Fund as provided herein shall be in addition to all other rights and remedies provided to Lender under the L/C Documents and at law or in equity.

               e. Insufficient Funds in the Insurance Reserve Fund. The insufficiency of any balance in the Insurance Reserve Fund shall not relieve Borrower from its obligations under the Reimbursement Agreement or any of the other L/C Documents.

        7. Tax Escrow. Notwithstanding anything to the contrary contained in the Reimbursement Agreement, if Borrower shall hereafter deliver to Lender written confirmation, in form reasonably acceptable to Lender, from the Municipal Revenue Collection Center ("CRIM") of the maximum amount of Taxes which are claimed by CRIM to be due and payable with respect to the Hotel for the fiscal years 1994-95 through 1998-99 (the "Maximum Tax Amount"), then, to the extent that the Maximum Tax Amount is less than the amount then on deposit in the tax escrow established under Section 7(uu) of the Reimbursement Agreement (the "Tax Escrow Balance"), provided that no Event of Default or Default shall have occurred and be continuing, Lender shall, upon receipt of written request from Borrower and Guarantor, disburse an amount equal to the lesser of (i) the positive difference between the Tax Escrow Balance and the Maximum Tax Amount (the "Available Tax Funds") and (ii) $1,433,346, to or as directed by Guarantor to be applied to repay a portion of the Patriot Subordinated Loan; provided, further, that, in the event that the amount of the Available Tax Funds exceeds $1,433,346, provided that no Event of Default or Default shall have occurred and be continuing, Lender shall disburse such excess funds to Borrower upon Borrower's written request therefor. Further, notwithstanding anything to the contrary contained in Section 7(uu) of the Reimbursement Agreement, Lender shall, upon the written request of the Borrower and upon receipt of a final tax bill or other evidence reasonably satisfactory to Lender that Borrower and CRIM have agreed upon the amount of Taxes due and payable for fiscal years 1994-95 through 1998-99 (collectively, the "Tax Payment Documents"), disburse directly to CRIM (in accordance with payment instructions provided by CRIM), to the extent of any funds then held by Lender pursuant to
Section 7(uu) of the Reimbursement Agreement, the agreed upon tax payment, such disbursement to be made by

Lender within the time period required by CRIM but no sooner than five (5) Business Days following Lender's receipt of the Tax Payment Documents.

        8. References. All references in the Reimbursement Agreement and each of the other L/C Documents to the Reimbursement Agreement shall mean and refer to the Reimbursement Agreement, as amended hereby.

        9. Outstanding Indebtedness. Borrower and Guarantor represent and warrant to Lender that, as of the date hereof, the outstanding principal balance of the Reimbursement Obligations is $90,000,000 and that interest has been paid through October 31, 1998.

        10. Confirmation of Representations and Warranties. Except as set forth in Schedule 2 hereto, each of Borrower and Guarantor hereby represents and warrants to Lender that each of the representations and warranties of Borrower or Guarantor, as the case may be, contained in the Modification Agreement and each of the Additional Security Documents ( as such term is defined in the Modification Agreement) to which it is a party are true, correct and complete as of the date hereof and apply to the execution and delivery of this Amendment and any other documents executed in connection herewith.

        11. No Defenses. Each of Borrower and Guarantor hereby acknowledges, confirms and warrants to Lender that as of the date hereof it has no defenses, claims, rights of set-of or counterclaims against Lender under, arising out of, or in connection with, this Amendment, the Reimbursement Agreement, the Reimbursement Obligations, the Guaranties or any of the other L/C Documents, or against any of the indebtedness evidenced, advanced or secured thereby or



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


under any other documents executed in connection therewith or relating thereto, any and all of which Borrower and Guarantor hereby expressly waive.

        12. Release. Each of Borrower and Guarantor acknowledges that it is executing this Amendment as its own voluntary act and free from duress and undue influence and upon and with the advice of counsel. Each of Borrower and Guarantor hereby unconditionally and irrevocably forever releases, acquits and discharges Lender, its predecessors, subsidiaries and affiliates and their respective employees, officers, directors, shareholders, agents, servants and counsel (collectively, the "Related Parties") from any and all claims, demands, actions, causes of actions, suits, debts, costs, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments expenses and liabilities whatsoever, known or unknown, at law or in equity, irrespective of whether such claims arise out of contract, tort, violation of laws or regulations or otherwise, which Borrower or Guarantor ever had, now has or hereafter can, shall or may have against Lender or any of the Related Parties for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the date hereof arising out of, in connection with, or related in any manner to the Hotel, the Reimbursement Obligations, the Mortgaged Property (as hereinafter defined), the Reimbursement Agreement, this Amendment, the Guaranties or any of the other L/C Documents.

        13. Confirmation of Mortgages and Liens.



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

                a. Borrower acknowledges and agrees that the Fee Mortgage and the Second Fee Mortgage (collectively, the "Fee Mortgages") constitute and continue to be valid first mortgage liens and security interests upon the Mortgaged Property (as defined therein) in favor of Lender, as the assignee of BTM under the Collateral Pledge Agreement and the Second Collateral Pledge Agreement, (collectively, the "Collateral Pledge Agreements"), and as the holder of the Notes and the holder of the rights of BTM under the Reimbursement Agreement, subject only to permitted encumbrances as provided therein, that the obligations of the Borrower under the Reimbursement Agreement, as modified hereby, are secured by, among other things, the Collateral Pledge Agreements, the Notes, the Fee Mortgages and that the Fee Mortgages and each of the other L/C Documents constitute valid and subsisting agreements and obligations of the Borrower. Nothing herein is intended to, nor shall it, constitute a novation of the indebtedness secured by the Collateral Pledge Agreements, the Notes or the Fee Mortgages. The Mortgaged Property (as defined in each of the Fee Mortgages, respectively) is and shall remain subject to and encumbered by the lien, charge and encumbrance of the applicable Fee Mortgage, and nothing herein contained shall affect or be construed to affect the lien or encumbrance of either of the Fee Mortgages or the priority thereof over other liens or encumbrances.

               b. The Borrower acknowledges and agrees that the Leasehold Mortgage constitutes, and continues to be, a valid first mortgage lien and security interest upon the Mortgaged Property (as defined therein) in favor of Lender, as assignee of BTM under the Collateral Pledge Agreements and as the holder of the Notes and the holder of the rights of BTM



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


under the Reimbursement Agreement, subject only to permitted encumbrances as provided therein, that the obligations of the Borrower under the Reimbursement Agreement, as modified hereby, are secured by, among other things, the Collateral Pledge Agreements, the Notes and Leasehold Mortgage, and that the Leasehold Mortgage and each of the other L/C Documents, constitute valid and subsisting agreements and obligations of the Borrower. Nothing herein is intended to, nor shall it, constitute a novation of the indebtedness secured by the Collateral Pledge Agreements, the Notes or the Leasehold Mortgage. The Mortgaged Property (as defined in the Leasehold Mortgage) is and shall remain subject to and encumbered by the lien, charge and encumbrance of the Leasehold Mortgage, and nothing herein contained shall affect or be construed to affect the lien or encumbrance of the Leasehold Mortgage or the priority thereof over other liens or encumbrances.

        14. Consent and Reaffirmation. Guarantor hereby confirms its obligations under each of the Guaranties and any other L/C Document to which it is a party and consents to the terms of this Amendment and the transactions contemplated herein. Nothing contained in this Amendment or any of the other L/C Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release, or limit any obligation of the Guarantor relating to or otherwise connected with the Guaranties or any of the other L/C Documents, as modified hereby. Nothing herein is intended to, nor shall it, constitute a novation of the indebtedness secured by



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the Guaranties. Except as expressly set forth in this Amendment, nothing herein is intended to nor shall it expand the liability of Guarantor under the Guaranties.

        15. Affiliate Loans and Other Indebtedness. The Guarantor and Borrower acknowledge and agree that any loan made by Guarantor (or any affiliate thereof), directly or indirectly, to Borrower on or after August 3, 1998 and outstanding on the date hereof (including, without limitation, that certain unsecured loan in the amount of up to $5,000,000 made by Guarantor to Borrower on or about August 3, 1998) shall be re-characterized on the books of the Borrower and Guarantor (or affiliate) as a partnership contribution by one or more of Borrower's partners to Borrower for all purposes and shall under no circumstances constitute indebtedness of the Borrower. Except for the Patriot Subordinated Loan, no further indebtedness shall be created or incurred by the Borrower other than as expressly permitted in the L/C Documents. After the date hereof, any and all monies funded, directly or indirectly, to the Borrower by Guarantor (or any affiliate thereof), except to the extent such funding represents repayment of indebtedness due Borrower, shall be funded as a partnership contribution to the Borrower for all purposes and shall under no circumstances constitute indebtedness of the Borrower.

        16. Expenses of Transaction. Simultaneously upon the execution of this Amendment, Borrower and Guarantor shall pay all fees, costs, expenses and disbursements of Lender and Lender's counsel in connection with the preparation, execution and delivery of this Amendment and each of the other documents executed in connection herewith and in connection with the transactions contemplated hereby.



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


        17. No Oral Modification. This Amendment may not be amended except upon the written agreement of all of the parties hereto.

        18. Ratification. Except as expressly modified and amended herein, each of Borrower and Guarantor covenants and agrees that all of the terms, covenants, promises, warranties, representations and conditions of the Reimbursement Agreement, the Guaranties, and each of the other L/C Documents shall remain in full force and effect with respect to the Borrower and Guarantor. Borrower hereby ratifies and confirms each of its obligations under the Reimbursement Agreement, as modified hereby, and each of the other L/C Documents. Guarantor hereby ratifies and confirms each of its obligations under the Guaranties and each of the other L/C Documents to which it is a party.

        19. Binding Upon Successors and Assigns. This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Reimbursement Agreement.

        20. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

        21. Validity of Provisions. Any provision of this Amendment which may prove unenforceable under law shall not affect the validity of the other provisions hereof.



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


        22. Judicial Interpretation. Should any provision of this Amendment, the Reimbursement Agreement or any of the L/C Documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Amendment.

        23. Time; Construction; Exhibits and Schedules. Time is of the essence of each provision of this Amendment. All references to the singular or plural number or masculine, feminine or neuter gender shall, as the context requires, include all others. All references to sections, paragraphs, and exhibits are to this Amendment unless otherwise specifically noted. The use of the words "hereof", "hereunder", "herein" and words of similar import shall refer to this entire Amendment and not to any particular section, paragraph or portion of this Amendment unless otherwise specifically noted. All exhibits and schedules attached hereto are by this reference made a part of this Amendment for all purposes.

        24. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement. It shall not be necessary for the same counterpart to be signed by all of the parties in order for this instrument to be fully binding upon any party signing at least one counterpart.



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


        25. Governing Law. THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

        26. Conflicting Provisions. In the event of any conflict between this Amendment and the terms of the Reimbursement Agreement or any of the other L/C Documents, the terms of this Amendment shall govern and control. Whenever possible, the provisions of this Amendment shall be deemed supplemental to and not in derogation of the terms of the Reimbursement Agreement and the other L/C Documents.

        27. Entire Agreement. This Amendment and the documents executed and delivered in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof, and all understandings (oral or written) and agreements heretofore had among the parties are merged in or contained in this Amendment and such documents.

        28. Facsimile Execution. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        29.    Waiver of Jury Trial.   LENDER, BORROWER AND GUARANTOR HEREBY
KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND
INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN



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


RESPECT OF ANY LITIGATION BASED ON THIS AMENDMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE REIMBURSEMENT AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY OR THE EXERCISE BY ANY PARTY OF ITS RIGHTS UNDER THIS AMENDMENT OR ANY OF THE OTHER L/C DOCUMENTS OR IN ANY WAY ARISING OUT OF OR RELATED IN ANY MANNER WITH THE HOTEL OR THE SUBJECT MATTER HEREOF OR THEREOF (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AMENDMENT OR ANY OF THE L/C DOCUMENTS AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AMENDMENT OR ANY OTHER L/C DOCUMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE); BORROWER AND GUARANTOR ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO AND ACCEPT THIS AMENDMENT.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]



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


               IN WITNESS WHEREOF, THIS AMENDMENT has been executed by Borrower, Guarantor and Lender as of the day and year first above written.


                         BORROWER:

                         EL CONQUISTADOR PARTNERSHIP, L.P., a Delaware limited partnership

                         By:  Conquistador Holding, Inc., a Delaware
                              corporation, its general partner

                              By: /s/ Larry Vitale
                                  -------------------------------
                                  Larry Vitale
                                  Vice President

                         LENDER:

                         CITICORP REAL ESTATE, INC., a Delaware corporation

                              By: /s/ David Hirsh
                                  ------------------------------
                                  David Hirsh
                                  Authorized Signatory


                         GUARANTOR:

                         PATRIOT AMERICAN HOSPITALITY, INC.

                              By: /s/ Larry Vitale
                                  -------------------------------
                                  Larry Vitale
                                  Vice President



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


                                   SCHEDULE 1

                             Disbursement Procedures

        This Schedule 1 (all terms, provisions and conditions set forth herein being collectively referred to as the "Disbursement Procedures") is attached to and forms an integral part of that certain Amendment to Reimbursement Agreement and Ratification of Guaranties dated as of November 3, 1998 by and among the Borrower, the Guarantor and the Lender (the "Amendment"). All initially capitalized terms used herein, unless otherwise specifically defined herein, shall have the respective meanings assigned to such terms in the Amendment or, if not otherwise specifically defined in the Amendment, in the Reimbursement Agreement, as modified by the Amendment.

        Section 1. Amount of Disbursements. Disbursements for the payment of costs of labor, materials, and services supplied for the Restoration shall be made by Lender, not more frequently than twice per calendar month (except as otherwise specifically provided in Section 2(i) hereof), upon compliance by Borrower with the Disbursement Procedures after actual commencement of the Restoration for work actually completed during the preceding period or as otherwise approved by Lender in its sole and absolute discretion. From time to time, Borrower shall submit a Request for Disbursement to Lender requesting a Disbursement for the payment of costs of labor, materials, and services supplied or, subject to the approval of the Lender, to be



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


supplied, for the Restoration or for the payment of other costs and expenses incident thereto, and specified in the Approved Construction Budget. All costs for which a Disbursement is requested shall be evidenced by invoices or other documentation acceptable to Lender submitted with the Request for Disbursement. Lender may require an inspection of and favorable report on the Restoration and review of the Request for Disbursement by Lender's Engineer prior to making any Disbursement. Prior to each Disbursement, Borrower shall have furnished to Lender and Lender shall have received and approved all of the documents, materials and information required pursuant to this Schedule 1, including without limitation, the Request for Disbursement, the Project Summary, the Project Budget Reallocation Request, if applicable, and the change orders contained therein (if applicable) and the projected disbursement schedule. Disbursements for payment of costs of the Restoration shall not exceed the aggregate of (a) the costs of labor, materials, and services incorporated (or, as approved by the Lender, to be incorporated) into the Restoration in a manner acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the Restoration stored at the Hotel, or elsewhere with the written consent of, and in a manner acceptable to, Lender, less (c) retainage, if any, as set forth in Section 6 hereof, and less (d) all prior Disbursements for payment of costs of labor, materials, and services with respect to the Restoration. Each Request for Disbursement shall be submitted by Borrower to Lender a reasonable time (but not less than five Business Days) prior to the date on which a Disbursement is desired by Borrower, and Lender shall make such Disbursement no later than five Business Days after receipt of a complete Request for



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

Disbursement, subject to Lender's determination that the Request for Disbursement satisfies the requirements set forth herein.

        Section 2. Conditions Precedent to Disbursement of Net Proceeds Reserve. Lender will have no obligation to make any disbursements of the Net Proceeds Reserve (each, a "Disbursement" and collectively, the "Disbursements") unless each and all of the following conditions precedent has been satisfied in a manner satisfactory to Lender and the Lender's Engineer (sometimes collectively referred to herein as the "Disbursement Conditions"):

                (a) Borrower has submitted to and Lender has reviewed and approved (i) any and all applicable Plans and Specifications for that portion of the Restoration for which a Disbursement is being requested;
        (ii) the Construction Manager's Agreement, (iii) the initial Approved Construction Budget, and (iv) any building permits or permits and all other approvals required by the Authorities with respect to that portion of the Restoration for which a Disbursement is being requested.

                (b) All Disbursement Procedures and other conditions provided elsewhere in the Amendment or in the Reimbursement Agreement, as modified by the Amendment, as a condition to any Disbursement have been satisfied as determined by Lender in its sole and absolute discretion;

                (c) Each of the Additional Disbursement Conditions shall have been satisfied;

                (d) Borrower shall deliver to Lender or its designated representative a Request for Disbursement, requesting such Disbursement at least five Business Days prior to the Business Day each Disbursement is requested to be made;

                (e) With respect to Disbursements relating to those portions of the Restoration which are included within the scope of work described in the Construction Manager's Agreement, the Construction Manager shall deliver to Lender an Application and Certificate for Payment (AIA Document G 702) together with accurate and complete Continuation Sheets (AIA Document G 703) and a General Contractor's Affidavit in the form of Exhibit "4" attached hereto, each dated within five (5) days of the Request for Disbursement;

                (f) Construction Manager and each Major Subcontractor (and any other Subcontractor as requested by the Lender) supplying materials or labor to the Hotel shall deliver to Lender an executed and acknowledged cumulative lien release or waiver releasing or waiving all rights to constitutional, statutory, contractual or common law Liens against the Hotel for all labor or materials so supplied for all sums previously funded to Borrower for payment to the Construction Manager or each such Subcontractor;

                (g) With respect to any Disbursements relating to the portion of the Restoration more particularly described on Annex A attached hereto (collectively, the "Construction Work"), Architect shall submit an Architect's Certificate that the Construction Work is



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


        being constructed in accordance with any applicable Plans and Specifications therefor and in accordance with all applicable laws, and the other information set forth in the Architect's Certificate;

                (h) The requested Disbursement is within the Line Item limits, both cumulatively and as to each particular payment to be funded under the Disbursement, specified in the Approved Construction Budget and consistent with Lender's inspection reports;

                (i) No more than one other Disbursement shall have been made in the same calendar month; provided, however, that weekly Disbursements shall be permitted during the first 6 weeks following the date hereof;

                (j) Such Disbursement, unless it is the final Disbursement (in which case no minimum amount shall be required), shall be in an amount not less than $500,000;

                (k) Each Disbursement pertains to work that has been completed or has otherwise been approved by Lender;

                (l) All other conditions of the Reimbursement Agreement, as amended by the Amendment, and the other L/C Documents have been satisfied; and

                (m) All matters related to such Disbursement are reasonably satisfactory to Lender and its counsel.

        Section 3.    Additional Documents and Conditions for Disbursements.

                (a) If requested by Lender, Borrower shall deliver to Lender evidence substantiating any of the matters contained in this Schedule 1 which are necessary to enable Borrower to qualify for such Disbursement. Lender, at its election, may make any Disbursement without having received all items to be delivered as a condition precedent thereto, but such action by Lender shall not be deemed to be a waiver of the requirement that each such item be delivered as a condition precedent to any subsequent Disbursement.

                (b) Any Disbursement Conditions not satisfied on or prior to the date of the Amendment or separately provided for in this Schedule 1 must be supplied to and approved by Lender prior to any Disbursement of the Net Proceeds Reserve.

                (c) Notwithstanding anything to the contrary contained herein, in the Amendment, the Reimbursement Agreement or any of the other L/C Documents, Lender shall have no obligation to advance any of its own funds for the completion of the Restoration and shall make Disbursements only to the extent of available funds in the Net Proceeds Reserve Fund and only upon satisfaction of the conditions for such disbursement as provided herein.

        Section 4. Direct Disbursements. With respect to the portion of each Disbursement that is to be used to make payments to Persons, Lender may make such portion of such Disbursement directly to each such Person, and the execution of the Amendment by Borrower constitutes an irrevocable direction and authorization to so advance, at the election of Lender.

No further direction or authorization from Borrower shall be necessary to make such direct Disbursement to each such Person, and all such direct Disbursements shall satisfy the obligations of Lender hereunder as if made directly to Borrower, regardless of the disposition thereof by such Person.

        Section 5. Conditions Precedent to Final Disbursement. In addition to the conditions precedent stated elsewhere in this Schedule 1, Lender shall not be obligated to make the final Disbursement for the Restoration until Lender receives (or has previously received) each of the following with respect to the
Hotel:

               (a) Evidence that all of the Substantial Completion requirements have been satisfied;

                (b) All bills for labor and material with respect to the Restoration have been paid in full or adequate reserves satisfactory to Lender have been established for payment of such bills;

                (c) Certificate by both the Architect (if applicable) and Lender's Engineer stating that the Restoration has been fully completed;

                (d) All necessary completion documents as required herein or as otherwise requested by Lender;



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


                (e) Full and unconditional lien waivers or releases executed by the Architect (if applicable), the Construction Manager, each Subcontractor and Materialmen that has worked on the Restoration; and

                (f) Approval of the sureties under any bonds.

        Section 6. Retainages. With respect to that portion of each Disbursement that is used to pay costs of the Restoration (other than professional fees, non-construction related or "soft" costs and all fees, costs and expenses payable by Borrower to Lender), Lender shall retain an amount equal to ten percent (10%) of such Disbursement (each, the "Retainage"), as retainage for completion of the Restoration. Lender will release the portion of the Retainage being held with respect to the Construction Manager, Subcontractor or Materialman engaged in the Restoration as of the date upon which the Lender's Engineer certifies to Lender that the Construction Manager, Subcontractor or Materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the Construction Manager's Agreement, Subcontractor's or Materialman's Contract, and the Construction Manager, Subcontractor or Materialman delivers the lien waivers or releases and evidence of payment in full of all sums due to the Construction Manager, Subcontractor or Materialman as may be reasonably requested by Lender or by the title company insuring the liens of the Fee Mortgages and Leasehold Mortgage (collectively, the "Mortgages"). If required by Lender, the release of any such portion of the Retainage shall be approved by the surety company, if any, which has issued a payment and performance bond with respect to the Construction Manager, Subcontractor or Materialman.



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


       Section 7. Reallocation of Approved Construction Budget. Lender reserves the right to make Disbursements which are allocated to any of the designated items in the Approved Construction Budget for such other purposes or in such different proportions as Lender may deem necessary or advisable under the circumstances. Borrower may not reallocate items of cost or change the Approved Construction Budget without the prior written consent of Lender. Any Cost Savings in one budgeted Line Item may, with the approval of Lender, which approval shall not be unreasonably withheld, be reallocated to another budgeted Line Item.

        Section 8. Payment and Performance Bonds; Insurance. A payment and performance bond in an amount equal to at least 100% of the contract price with respect to each Major Subcontract shall be required from the respective Subcontractor and said payment and performance bond shall name Lender as a dual obligee and shall be in form and content and issued by a company doing business in the Commonwealth of Puerto Rico, all to the satisfaction of the Lender. In addition, each such Subcontractor shall provide evidence of comprehensive general public liability insurance, with a broad form contractual liability endorsement insuring all obligations of such Subcontractor under its Subcontract, with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage, insuring such Subcontractor and naming the Borrower and the Lender as additional insureds against any injuries or damage to persons or property that may result from or are related to work performed by such Subcontractor; such comprehensive general public liability insurance shall be written on forms as Lender shall approve and by insurance companies licensed in Puerto Rico and acceptable to Lender. The Construction Manager shall not enter into any Subcontract for which such a payment and performance bond and insurance, if required hereunder, has not been provided without the prior written consent of the Lender and the Lender's Engineer.

        Section 9. Construction-Related Covenants. Borrower shall comply with each of the following covenants:

                (a) Commencement and Manner of Construction. Lender and Borrower acknowledge that the Restoration has been commenced. Borrower shall cause the Restoration to be prosecuted with diligence and continuity to completion and in accordance with a completion schedule acceptable to Lender and substantially in accordance with any and all Plans and Specifications, and in full compliance with all applicable laws, good building practices, all applicable restrictive covenants and similar restrictions, the L/C Documents and the Approved Construction Budget.

                (b) Inspection of Restoration. At all reasonable times and upon reasonable notice, whether before or after completion of the Restoration, Borrower shall permit Lender, Lender's Engineer and/or its representatives to inspect the Hotel and the Restoration and any location where materials intended to be utilized in the Restoration are stored, and to examine all detailed plans and drawings that are or may be kept at the construction site.

                (c) Correction of Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Restoration, (b) any material departure in the Restoration from the Plans and Specifications or the requirements of any applicable laws or (c) any


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


        encroachment by any part of the Restoration or any other structure located on the Land on any building line, easement, property line, or restricted area.

                (d)   Change Orders.

                       (i) Borrower shall promptly furnish to Lender true and
               correct copies of all changes, amendments, or supplements to the Plans and Specifications, the Approved Construction Budget, or of the Construction Manager's Agreement, and Borrower shall not be permitted to make any such changes, amendments, or supplements in violation hereof.

                       (ii) Any and all Cost Savings realized by Borrower on any
               items set forth in the Approved Construction Budget shall be added to the Line Item entitled "Contingency" in the Approved Construction Budget (such amounts in such line item being hereinafter referred to as the "Contingency Amount"). The Contingency Amount may be used to pay for any items set forth in the Approved Construction Budget to the extent approved by Lender in writing (which approval shall not be unreasonably withheld).

                (e) Storage of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the Restoration, but not affixed to or incorporated into the Improvements or the Hotel, to be stored at the Hotel, or at such other location as may be approved by Lender in writing, with adequate safeguards to protect Lender's security therein and to prevent loss, theft, damage, or commingling with other materials or projects. Unless Lender, in its sole and absolute discretion, shall otherwise agree in writing, Lender shall have no duty to make any Disbursement for any such materials until they are otherwise incorporated into the Improvements.

                (f) Subcontracts. Each Subcontract shall provide that it may, and on demand by Lender to Construction Manager will, be assigned to Lender by instruments Lender may deem necessary to effectuate such assignment, and that on demand by Lender, the Subcontractor will perform thereunder for the benefit of Lender.

                (g) Construction Contracts. Except for those contracts more particularly described on Annex B attached hereto and made a part hereof and except for any contracts approved by the Insurance Adjuster, Borrower shall become party to no contract, including the Construction Manager's Agreement, for the performance of any work with respect to the Restoration or for the supplying of any labor, materials, or services for the Restoration except upon such terms and with such parties as shall be approved in writing by Lender. The Construction Manager's Agreement shall provide that all liens of the Construction Manager are subordinate to the Mortgages and shall require all Subcontracts to contain a provision subordinating the Subcontractors' liens to the Mortgages. The Construction Manager's Agreement shall also provide that no change orders to the Plans and Specifications for the Restoration shall be effective without the prior written approval of Lender and Lender's Engineer. No approval by Lender of any


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


        construction contract or change order shall make Lender responsible for the adequacy, form, or content of such construction contracts or change orders.

                (h) Material Changes. Borrower shall not make or permit to be made any Material Change in any Plans and Specifications or the Approved Construction Budget or execute, or permit the execution of, any change orders with respect to any of the same, which would result in a Material Change without Lender's prior written consent, which consent may be withheld for any reason in Lender's sole and absolute discretion.

                (i) List of Contractors. Borrower shall deliver to Lender simultaneously with each Request for Disbursement correct lists of all Subcontractors and Materialmen employed in connection with the Restoration. Borrower shall further deliver to Lender from time to time not later than 30 days after Lender's demand therefor correct copies of all contracts with Subcontractors and Materialmen. Each such list shall show the name, address and telephone number of each such Subcontractor and Materialman, a general statement of the nature of the work to be done, the labor and materials to be supplied, the approximate dollar value of such labor, work and materials itemized with respect to each Subcontractor and Materialman, and the unpaid portion and status of such work or whether such materials have been delivered. In the event that Lender determines that any information provided to Lender is incomplete, Lender shall have the right, without either the obligation or the duty, to contact directly each such Subcontractor and Materialman to



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


        verify the facts disclosed by such list or reflected in the relevant contract or any other information provided by Borrower or relating to the Hotel.

                (j) Permits and Warranties. Borrower shall deliver to Lender from time to time copies of: (i) all building and other permits, approvals, and authorizations required in connection with the Restoration and the reoccupancy of the Hotel promptly upon issuance and receipt by Borrower thereof, and in any event before any act is done which requires the issuance of the respective permit, approval or authorization, and (ii) upon the request of Lender, all warranties and guarantees received from any Person furnishing labor, materials, equipment, fixtures or furnishings in connection with the Restoration.

                (k) Physical Security of the Hotel. Borrower shall provide such watchmen and take such other measures to protect the physical security of the Restoration as Lender may from time to time require.

        Section 10. No Waiver. No Disbursement shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Disbursements or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

        Section 11. Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Disbursement are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Disbursement in the absence of strict



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compliance with such conditions precedent. Any and all Disbursement Conditions or other requirements or conditions provided herein may be waived by Lender, in whole or in part, at any time.

        Section 12. Definitions. As used in this Schedule 1, the following terms shall have the meanings indicated:

        "Additional Disbursement Conditions" means all of the following: (a) there shall exist no Event of Default or Default (currently and after giving effect to the requested disbursement); (b) the representations and warranties contained in the Modification Agreement and all other Additional Security Documents (as defined in the Modification Agreement) are true and correct; (c) Borrower shall have paid Lender's costs and expenses in connection with such Disbursement (including title charges, and costs and expenses of Lender's Engineer and its attorneys); (d) no change shall have occurred in the financial condition of the Borrower or any Guarantor or in the net operating income of the Hotel, which would have a material adverse effect on the Hotel or on Borrower's ability to pay the Reimbursement Amount or any other amounts due under the Reimbursement Agreement or under any of the other L/C Documents as such amounts become due or on the Borrower's or any Guarantor's ability to perform its obligations under the L/C Documents as such obligations become due; (e) no condemnation or adverse zoning or usage change shall have been commenced with respect to the Hotel, or any portion thereof, and the Borrower shall not have any knowledge of any Authority taking affirmative steps to condemn, adversely zone or change the usage of the Hotel, or any portion thereof; (f) the Hotel shall not



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


have suffered any damage by fire or other casualty which has not been repaired or is not being restored in accordance with the terms hereof or, with respect to any damage other than the Hurricane Damage, in accordance with the terms of the Reimbursement Agreement, as amended hereby; (g) no law, regulation, ordinance, moratorium, injunction proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Lender's reasonable judgment, a material adverse effect on the Hotel or Borrower's or any Guarantor's ability to perform its obligations under the L/C Documents; and (h) no litigation or appeal therefrom shall be pending with respect to any permits or other approvals issued in connection with the Restoration and no potential litigation is threatened that may prevent the timely completion of the Restoration and utilization of the Hotel.

        "Affidavit of Borrower" means a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the Restoration incurred to a specified date, whether or not specified in the Approved Construction Budget, have been paid in full, except for (a) amounts retained pursuant to the Construction Manager's Agreement, and (b) items to be paid from the proceeds of the Disbursement then being requested or in another manner satisfactory to Lender.

        "Approved Construction Budget" means a budget or cost itemization prepared by Borrower specifying the cost (direct and indirect) by item of all labor, materials, and services necessary for the Restoration in accordance with any and all applicable Plans and Specifications and all of the laws, rules and regulations of all Authorities having jurisdiction over the Hotel and


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


all other expenses anticipated by Borrower incident to the Restoration. Prior to any Disbursement hereunder, Lender shall have received and approved the initial Approved Construction Budget.

         "Architect" means an architect or architects as may be engaged by Borrower from time to time in connection with the Restoration, with the Lender's prior written approval.

        "Architect's Agreement" means that certain agreement or agreements between Borrower and the Architect(s) with respect to Borrower's retention of the Architect(s) for the design of any of the Restoration, together with any amendments thereto approved by Lender.

        "Architect's Certificate" means a certificate from the appropriate Architect in the form of Exhibit "5" annexed hereto.

        "Authority" means any governmental and quasi-governmental authorities (including, federal, state, commonwealth or local government entity and any board, authority, commission, agency, or department) asserting jurisdiction over Borrower, the Hotel or the Restoration.

        "Construction Manager" means Welbro-E-D Consultants, LLC.

        "Construction Manager's Agreement" means that certain construction management contract between Borrower and the Construction Manager for the Restoration which shall be submitted by Borrower to Lender for Lender's approval in the sole and absolute discretion of Lender.



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


         "Cost Savings" means the aggregate amount, if any, by which the amount actually incurred or, as agreed upon by the Lender and Borrower, anticipated to be incurred, in a Line Item of the Approved Construction Budget is or will be, as the case may be, less than the maximum amount established for such Line Item in the Approved Construction Budget.

        "Disbursement" and "Disbursements" shall have the meaning ascribed thereto in Section 2 hereof.

        "Disbursement Conditions" shall have the meaning ascribed thereto in
Section 2 hereof.

        "Insurance Adjuster" means McLarens Toplis North America, Inc. or its designated representative.

         "Lender's Engineer" means such engineering or architectural firm from time to time selected by Lender (including any Affiliate of Lender) to perform the services of "Lender's Engineer" as set forth herein. The Lender's Engineer shall be responsible for and approve (i) the Plans and Specifications; (ii) the Approved Construction Budget, the Project Summaries, the project budget summaries, construction schedule, project budget reallocation requests and change orders; and (iii) all Requests for Disbursements, and to complete such other tasks as Lender may request from time to time, including periodically inspecting the progress of the Restoration.

         "Line Item" means any identified item set forth in the Approved Construction Budget.

        "Major Subcontract" means any Subcontract which provides for payments or a contract sum in excess of $500,000.


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


        "Major Subcontractor" means any Subcontractor who has executed a Major Subcontract.

         "Material Change" means a change in any document pertaining to the Restoration, the Approved Construction Budget or the Plans and Specifications, which: (i) increases or decreases (individually, solely as a result of any single change) the costs for or related to the Restoration set forth in any Line Item of the Approved Construction Budget by an amount greater than $10,000, (ii) increases or decreases (individually, solely as a result of any single change) the costs for the Restoration set forth in any Line Item of the Approved Construction Budget by an amount greater than ten percent of such line item,
(iii) increases (cumulatively, as a result of all changes to date which have not otherwise been previously approved by Lender) the total costs for the Restoration set forth in the Approved Construction Budget, by an amount greater than $200,000, (iv) causes a material adverse effect on the Hotel or the ability of Borrower or any Guarantor to perform any of its obligations under the L/C Documents, or (v) causes any of the Plans and Specifications to not comply with all applicable laws and regulations.

         "Materialmen" means any supplier of materials for the Restoration executing a contract with the Construction Manager.

         "Plans and Specifications" means all of the architectural, mechanical, engineering, structural, electrical, grading, paving and landscaping plans and specifications for the Restoration, as may be developed and approved pursuant to the provisions of this Amendment.



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         "Project Budget Reallocation Request" means the Project Budget
Reallocation Request in the form of Exhibit "2" annexed hereto which shall, to the extent applicable, accompany each Request for Disbursement.

        "Project Summary" means the Project Summary in the form of Exhibit "3" annexed hereto which shall accompany each Request for Disbursement.

        "Request for Disbursement" means a written Request for Disbursement in the form of Exhibit "1" annexed hereto executed by Larry Vitale and Stephen Harbin and/or any other duly authorized representative(s) of the Borrower approved by Lender (and such other parties as Lender may request) and approved by the Insurance Adjuster specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the Restoration and all other expenses incident to the Hotel and the Restoration, whether or not specified in the Approved Construction Budget, requesting a Disbursement for the payment of such items, containing, if requested by Lender, an Affidavit of Borrower, and accompanied by the American Institute of Architects' Forms G-702 and G-703, Project Summary, Project Budget Reallocation Request (to the extent applicable), Architect's Certificate (if applicable) and such schedules, certificates, affidavits, releases, waivers, statements, invoices, bills, and other documents referred to in the Request for Disbursement or as Lender may reasonably request.

        "Restoration" means the repair and restoration of the Hotel as nearly as possible to the condition the Hotel was in immediately prior to the Hurricane Damage, all in accordance with all



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applicable Plans and Specifications and otherwise in accordance with the provisions of the Reimbursement Agreement, as amended by the Amendment (including, without limitation, the terms, provisions and conditions set forth in this Schedule 1).

         "Subcontractors" means all persons who have entered into a Subcontract with the Construction Manager or with another Subcontractor; individually, a "Subcontractor".

        "Subcontracts" means the collective reference to all contracts for demolition, site preparation, construction or any such similar activity in connection with the Restoration entered into by the Construction Manager and a Subcontractor and with respect to which Borrower is not a party; individually, a "Subcontract".

         "Substantial Completion" shall be deemed to have occurred when (i) the Construction Manager shall have delivered and executed a certificate of substantial completion for the Restoration in the form of AIA Document G704 (April, 1978 edition) or any successor or replacement certificates; (ii) if applicable, there has been issued a final or, if not yet reasonably obtainable, a temporary certificate of occupancy for the Restoration; (iii) the Lender shall have received one set of any and all Plans and Specifications, containing all changes thereto marked thereon by hand, which shall be acceptable to the Lender;
(iv) Lender shall have received an affidavit of Borrower in form and substance satisfactory to the Lender certifying and warranting, to the best of Borrower's knowledge, that the Restoration has been completed in a good and workmanlike manner substantially in accordance with any and all Plans and Specifications, and



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that all improvements and other appurtenances necessary for the Restoration and/or the operation of the Hotel have been fully installed, and (v) Construction Manager shall have executed and delivered to Lender an affidavit and a final waiver or release of lien in form and substance satisfactory to Lender and its counsel and complying with all applicable legal requirements.



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        List of Exhibits:

        Exhibit "1"  --  Form of Request for Disbursement

        Exhibit "2"  --  Form of Project Budget Reallocation Request

        Exhibit "3"  --  Form of Project Summary

        Exhibit "4"  --  Form of General Contractor's Affidavit

        Exhibit "5"  --  Form of Architect's Certificate


        List of Annexes:

        Annex A      --  Construction Work

        Annex B      --  El Con Subcontracts



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                                     ANNEX A

                                Construction Work


        1.  Water Cooling Tower

        2.  Curtain Wall at Las Brisas Restaurant



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                                     ANNEX B

                               El Con Subcontracts

                      None.



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                                   SCHEDULE 2

                          EXCEPTIONS TO REPRESENTATIONS

         1. Guarantor will make a loan to the Borrower in the amount of $3,308,917 in connection with the Amendment, which loan may be repaid as provided in Section 4(a) and Section 7 of the Amendment.

         2. Borrower has made oral arrangements with Grand Bay for the installation and management of the new spa at the Hotel. The estimated cost of construction is $4,700,000. The Borrower expects to pay Grand Bay a management fee of 6% of the gross revenues of the spa and an incentive fee of 25% of the operating income of the spa. Borrower acknowledges and agrees that any such arrangements with Grand Bay will need to be memorialized in a written agreement between the Borrower and Grand Bay which shall be subject to Lender's review and approval in accordance with the terms of the Reimbursement Agreement and other L/C Documents.

         3. The Borrower plans to enter into an amended and restated management agreement with Williams Hospitality Group Inc. effective January 1, 1999 as more fully described in the Borrower's registration statement filed in connection with the AFICA refinancing. Borrower acknowledges and agrees that any such agreement shall be subject to Lender's review and approval in accordance with the terms of the Reimbursement Agreement and other L/C Documents.

         4. The Hotel has sustained Hurricane Damage.


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